Exhibit 10.28


                              WAIVER, CONSENT AND AGREEMENT dated as of February
                         25, 2002 (this "Waiver"), to the Credit Agreement dated as of April 9, 1998, as amended and restated as of April 12, 2001 (as amended, the "Credit Agreement"), among WKI Holding Company, Inc. (formerly known as CCPC Holding Company, Inc.), a Delaware corporation (the "Borrower"), the lending institutions from time to time parties thereto (each a "Lender" and, collectively, the "Lenders"), JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Administrative Agent, Citibank, N.A., as Syndication Agent, and Bankers Trust Company, as Documentation Agent.

          A. Pursuant to the Credit Agreement, the Lenders and the Letter of Credit Issuer have extended and agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          B. The Borrower has requested that the Required Lenders waive Section
10.4 of the Credit Agreement to the extent necessary to permit the Borrower to sell any or all accounts receivable owed to the Borrower by Kmart Corp. that are outstanding as of the date hereof to any Person that is not an Affiliate of the Borrower for cash (the "Receivables Sales").

          C. The Borrower has further requested that the Required Lenders waive Sections 3.1(b)(v) and 7.1 of the Credit Agreement to the extent necessary to permit (i) the expiry dates of the Letters of Credit set forth on Schedule I hereto (the "Specified Letters of Credit") to be extended as set forth on such
Schedule I (collectively, the "Specified Letter of Credit Extensions"), (ii) the extension of the expiry date of (x) any other Letter of Credit outstanding on the date hereof and (y) any Additional Letter of Credit (as defined below) (collectively, the "Letter of Credit Renewals") and (iii) the issuance of up to $5,000,000 aggregate Stated Amount of additional Letters of Credit (the "Additional Letters of Credit").

          D. The Borrower has further requested that the Letter of Credit Issuer consent to (a) the consummation of the Specified Letter of Credit Extensions,
(b) the consummation of the Letter of Credit Renewals and (c) the issuance of the Additional Letters of Credit.

          E. The Required Lenders are willing to grant such limited waivers, and the Letter of Credit Issuer is willing to grant such consent, pursuant to the terms and subject to the conditions set forth herein.

          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree us follows:

          SECTION 1. Limited Waiver of Section 10.4. The Required Lenders hereby
                     -------------------------------
waive compliance with the provisions of Section 10.4 of the Credit Agreement to the extent (but only to the extent) necessary to permit the Receivables Sales, provided that
--------
the Borrower shall, within five Business Days after the occurrence of each Receivables Sale, prepay Tranche B Revolving Credit Loans in an amount equal to 100% of the Net Cash Proceeds from such Receivables Sale.

          SECTION 2. Limited Waivers of Sections 3.1(b)(v) and 7.1. (a) The
                     ----------------------------------------------
Required Lenders hereby waive compliance with the provisions of Sections 3.1(b)
(v) and 7.1 of the Credit Agreement to the extent (but only to the extent) necessary to permit the Specified Letter of Credit Extensions.

          (b) The Required Lenders hereby waive compliance with the provisions of Sections 3.1(b)(v) and 7.1 of the Credit Agreement to the extent (but only to the extent) necessary to permit the Letter of Credit Renewals, provided that
                                                               --------
prior to the consummation of any Letter of Credit Renewal, the Borrower shall have complied with the provisions of Section 4(b) of this Waiver.

          (c) The Required Lenders hereby waive compliance with the provisions of Sections 3.1(b)(v) and 7.1 of the Credit Agreement to the extent (but only to the extent) necessary to permit the issuance of Additional Letters of Credit, provided that prior to the issuance of each Additional Letter of Credit, the
--------
Borrower shall have prepaid Tranche A Revolving Credit Loans in an aggregate principal amount equal to the Stated Amount of such Additional Letter of Credit in accordance with Section 5.1 of the Credit Agreement.

          SECTION 3. Consent. The Letter of Credit Issuer hereby consents to and
                     -------
agrees to effectuate (a) the consummation of the Specified letter of Credit Extensions, (b) the consummation of the Letter of Credit Renewals and (c) the issuance of the Additional Letters of Credit, provided that in each case the
                                              --------
Borrower has complied with its obligations under the Credit Agreement (to the extent not expressly waived herein).

          SECTION 4. Agreements. (a) The Borrower hereby agrees to transfer from
                     ----------
an account maintained with a financial institution that is not a Lender $660,550.00 in cash (the "Cash Amount") to an account established at the office of the Administrative Agent, located at 270 Park Avenue, New York, NY 10017, in the name of the Administrative Agent (the "Account"), which Account shall remain under the sole dominion and control of the Administrative Agent.

          (b) The Borrower further agrees that, prior to the consummation of any Letter of Credit Renewal, it will transfer from an account maintained with a financial institution that is not a Lender to the Account an amount equal to l10% of the Stated Amount of such Letter of Credit,

          (c) The Borrower further acknowledges and agrees that (i) notwithstanding Section 3.2(c) of the Security Agreement, the Borrower shall have no right of withdrawal from the Account until the Obligations are paid in full, (ii) the funds on deposit in the Account continue to be collateral and security for all the Obligations as provided in Section 2 of the Security Agreement and (iii) upon the occurrence and during the continuance of an Event of Default at the sole discretion of the Administrative Agent, the funds on deposit in the Account shall be applied in accordance with Section 5.4 of the Security Agreement.

          SECTION 5. Representations and Warranties. To induce the other parties
                     ------------------------------
hereto to enter into this Waiver, the Borrower represents and warrants to each other party hereto that, after giving effect to this Waiver, (a) the representations and warranties set forth in Section 8 of the Credit Agreement (other than Section 8.16) will be true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and (b) no Default or Event of Default will have occurred and be continuing, other than potential Events of Default based upon non-compliance with Sections 10.10, 10.11 and 10.13.

          SECTION 6. Conditions to Effectiveness. This Waiver shall become
                     ----------------------------
effective at such time as (a) the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of the Borrower and the Required Lenders, (b) the Cash Amount shall have been deposited in the Account and (c) all fees and expenses of the Administrative Agent, including all invoiced fees and expenses of its counsel, shall have been paid.

          SECTION 7. Effect of Waiver. Except as expressly set forth herein,
                     ----------------
this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect, the rights and remedies of the Lender, the Administrative Agent, the Letter of Credit Issuer, the Syndication Agent or the Documentation Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This waiver shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein and only for the circumstances referred to herein. For the avoidance of doubt, this Waiver shall not constitute a waiver of any Default or Event of Default based upon the potential non-compliance with Sections 10.10, 10.11 or 10.13 of the Credit Agreement. Any default under this Waiver shall constitute an Event of Default under the Credit Agreement.

          SECTION 8. Counterparts. This Waiver may be executed in any number of
                     -------------
counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Waiver and by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

          SECTION 9. APPLICABLE LAW. THIS WAIVER SHALL BE GOVERNED BY, AND
                     ---------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 10 . Headings. The headings of this Waiver are for purposes of
                       ---------
reference only and shall not limit or otherwise affect the meaning hereof.

          SECTION 11. No Third Party Beneficiaries. Nothing in this Waiver,
                      ----------------------------
express or implied, shall give to any Person, other than the parties hereto and the successors, assigns and participants permitted under Section 13.6 of the Credit Agreement, any benefit or any legal or equitable right, remedy or claim under this Waiver.

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                     WKI HOLDING COMPANY, INC.,

                                       by
                                          /s/ John C. Sorensen
                                         --------------------------------------
                                         Name:  John C. Sorensen
                                         Title: Vice President, Treasurer

                                     JP MORGAN CHASE BANK, as
                                     Administrative Agent, as Letter of Credit
                                     Issuer and as a Lender

                                       by
                                          /s/ Kathryn A. Duncan
                                         --------------------------------------
                                         Name:  Kathryn A. Duncan
                                         Title: Vice President

                                     CITIBANK, N.A., as Syndication Agent and as a Lender,

                                       by
                                          /s/ John Dorans
                                         --------------------------------------
                                         Name:  John Dorans
                                         Title: IRM

                                     BANKERS TRUST COMPANY, as
                                     Documentation Agent and as a Lender,

                                       by
                                          /s/ Mary Jo Jolly
                                         --------------------------------------
                                         Name:  Mary Jo Jolly
                                         Title: Vice President